UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 28, 2011
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Universal Gold Mining Corp.
(Exact name of registrant as specified in its charter)
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Nevada	333-140900	20-4856983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1645 Village Center Circle, Suite 170 Las Vegas, Nevada	89134
(Address of principal executive offices)	(Zip Code)

(604) 608-0223
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(Registrant’s telephone number, including area code)

Bentall Four Centre
Suite 3474 – 1055 Dunsmuir Street
Vancouver, British Columbia
V7X 1K8
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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this Current Report on Form 8-K, terms such as “we,” “our” and “us” refer to the registrant, Universal Gold Mining Corp., a Nevada corporation, together with its consolidated subsidiaries.

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2011, Andrew Neale resigned from his position as member of our Board of Directors and any committees thereof effective immediately.  We will not be nominating a director to replace Mr. Neale at the current time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL GOLD MINING CORP.

	By:	/s/ David Cather
Name: David Cather
Title: Interim Chief Executive Officer

Dated: March 4, 2011